As filed with the Securities and Exchange Commission on July 10, 2006

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21200

                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                 ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                   Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                 Neuberger Berman Real Estate Income Fund Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                  Kirkpatrick & Lockhart Nicholson Graham LLP
                              1601 K Street, N.W.
                           Washington, DC 20006-1600
                  (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report
April 30, 2006

NEUBERGER | BERMAN

A LEHMAN BROTHERS COMPANY

Neuberger | Berman
REAL ESTATE INCOME FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Income Fund Inc. for the six months ended April 30, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors. We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

The Fund continues to defend against the hostile tender offer commenced in September 2004 by two trusts advised by Stewart Horejsi. As further described in Note F to the Financial Statements, the Fund and the Horejsi Trusts have filed with the court, and the court has heard oral argument on, motions for summary judgment seeking to have the remaining claims in their litigation adjudicated promptly. The Fund's board of directors continues to monitor the effect of the Fund's defensive measures on shareholders. The board of directors and Neuberger Berman continue to take steps to reduce or offset the cost of such measures.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
---------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN REAL ESTATE
INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

THE FUND
CHAIRMAN'S LETTER                                                              1
PORTFOLIO COMMENTARY                                                           2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                                6
FINANCIAL STATEMENTS                                                           9
FINANCIAL HIGHLIGHTS/ PER SHARE DATA                                          22
DISTRIBUTION REINVESTMENT PLAN                                                24
DIRECTORY                                                                     26
PROXY VOTING POLICIES AND PROCEDURES                                          27
QUARTERLY PORTFOLIO SCHEDULE                                                  27
ADDITION OF ASSOCIATE PORTFOLIO MANAGER                                       27

REAL ESTATE INCOME FUND INC. Portfolio Commentary

For the six months ended April 30, 2006, on a Net Asset Value (NAV) basis, Neuberger Berman Real Estate Income Fund Inc. (NYSE: NRL) provided an 15.65% return, compared to a gain of 14.90% for the FTSE NAREIT Equity REITs Index. The Fund outperformed despite its holdings of real estate investment trust (REIT) preferred stocks, which did not perform as well as REIT common stocks. During the period, REITs generally benefited from ongoing investor interest in this segment of the market and healthy operating results, which we expect to continue over the coming quarters.

During the six-month reporting period, the commercial real estate market was robust, as occupancies and rents improved due to a healthy economy and stronger demand than supply in most regions of the country. Despite ongoing rate hikes by the Federal Reserve, the long-term interest rate environment was relatively benign, while REIT earnings were strong in both the fourth quarter of (calendar) 2005 and the first quarter of 2006. A variety of property sectors showed strength, particularly Office properties, Shopping Centers, Apartments and Hotels.

Gains in the Apartment sector reflected a slowdown in the housing market, as higher interest rates and slower housing price appreciation lessened the attractiveness of buying homes and encouraged renters to stay longer. With a slower supply of new apartments, we anticipate improving occupancy and economics for apartment REITs.

REITs that own office buildings were bolstered by growing evidence of improvement in the office market, particularly over the last three months of the period, as occupancy and expectations for rising rents improved. In addition, community shopping centers and hotels performed well. With fundamentals particularly strong in the Lodging/Resorts sector, a number of hotel REITs have been acquired by private buyers, reflecting optimism for continued improvement.

On the downside, Regional Malls lagged over the six-month period, as investors showed concern that a slowdown in housing price appreciation and the rise in interest rates would have a negative impact on consumers. Despite the ongoing strength of consumer spending, we think this remains a worrisome issue. The Health Care sector also exhibited weakness, due to concerns over new government reimbursement rates for Medicare and Medicaid and the potential impact of higher interest rates on their ability to finance acquisitions.

In this environment, the Fund provided strong absolute returns, outperforming the benchmark despite a roughly 16% weighting in REIT preferred stocks, which advanced but not as much as REITs generally. We purchased the REIT preferred stocks for their income yields rather than potential for price appreciation and are optimistic about their future contribution to the overall strategy. The balance of our portfolio outperformed the benchmark, although our overweight in Health Care detracted from performance, as did our stock selection in Regional Malls. Shopping Center and Office holdings were positives relative to the benchmark.

Looking forward, we believe that REITs are unlikely to maintain the exceptional performance they have shown over the past six months. Still, our outlook remains positive for a number of reasons. First, the supply growth of commercial real estate has been modest, due to the increased costs of raw materials, construction and financing, and is likely to remain that way for the next 12-18 months. We anticipate that this dynamic, combined with modest economic growth, bodes well for REIT earnings and price performance moving into the second half of the fiscal year.

In addition, we expect to see solid dividend growth from REITs, as well as a continuation of the merger and acquisition activity that has taken place over the past 12 months. Although current yields are lower than usual, we believe that they will grow over time through dividend increases reflecting the ongoing strength of the commercial real estate market.

Sincerely,


/s/ Steven R. Brown
-------------------------
STEVEN R. BROWN
PORTFOLIO MANAGER

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

PERFORMANCE HIGHLIGHTS

                               SIX MONTH             AVERAGE ANNUAL
                            PERIOD ENDED               TOTAL RETURN
           INCEPTION DATE      4/30/2006   1 YEAR   SINCE INCEPTION
NAV(1,3)       11/25/2002         15.65%   30.76%            30.57%

PERFORMANCE HIGHLIGHTS

                                        SIX MONTH             AVERAGE ANNUAL
                                     PERIOD ENDED               TOTAL RETURN
                    INCEPTION DATE      4/30/2006   1 YEAR   SINCE INCEPTION
MARKET PRICE(2,3)       11/25/2002         16.11%   30.77%            23.82%

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Apartments                                                                 19.2%
Commercial Services                                                         6.5
Community Centers                                                           8.9
Diversified                                                                24.9
Health Care                                                                18.3
Industrial                                                                  4.1
Lodging                                                                     7.1
Office                                                                     23.0
Office-Industrial                                                           7.0
Regional Malls                                                             14.7
Self Storage                                                                1.0
Short-Term Investments                                                      5.1
Liabilities, less cash, receivables and other assets                      (39.8)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Returns based on Net Asset Value (NAV) of the Fund.

2.   Returns based on market price of Fund shares on the New York Stock
     Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund indefinitely. This voluntary waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the fees waived by Neuberger Berman Management Inc. Absent such waivers, the performance of the Fund would be lower.

4. Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

FTSE NAREIT Equity REITs Index:  The FTSE NAREIT Equity REITs tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

SCHEDULE OF INVESTMENTS Real Estate Income Fund Inc.

TOP TEN EQUITY HOLDINGS

     HOLDING                                                                  %
 1   Ventas, Inc.                                                            8.7
 2   Vornado Realty Trust                                                    6.6
 3   Tanger Factory Outlet Centers                                           6.0
 4   Glimcher Realty Trust                                                   5.5
 5   Kilroy Realty                                                           5.5
 6   Colonial Properties Trust                                               5.1
 7   Crescent Real Estate Equities                                           4.9
 8   iStar Financial                                                         4.8
 9   Mills Corp.                                                             4.8
10   Reckson Associates Realty                                               3.9

                                                                   MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (112.8%)
APARTMENTS (17.9%)
 57,500   Apartment Investment & Management                          $  2,570
 73,000   Archstone-Smith Trust                                         3,568
 18,900   Avalonbay Communities                                         2,035
 61,700   Camden Property Trust                                         4,241
 46,000   Education Realty Trust                                          686
 38,800   Home Properties                                               1,941
 61,200   Mid-America Apartment Communities                             3,244
 72,800   United Dominion Realty Trust                                  1,979
                                                                     --------
                                                                       20,264
COMMERCIAL SERVICES (6.0%)
 77,500   Capital Trust                                                 2,411
 36,000   Deerfield Triarc Capital                                        480
158,400   Gramercy Capital                                              3,933
                                                                     --------
                                                                        6,824
COMMUNITY CENTERS (7.5%)
 26,600   Cedar Shopping Centers                                          392
 30,900   Heritage Property Investment Trust                            1,193
 27,000   New Plan Excel Realty Trust                                     666
191,400   Tanger Factory Outlet Centers                                 6,274
                                                                     --------
                                                                        8,525
DIVERSIFIED (23.5%)
114,900   Colonial Properties Trust                                     5,658
202,200   Crescent Real Estate Equities                                 4,044
143,200   iStar Financial                                               5,479
123,300   Newkirk Realty Trust                                          2,203
149,800   Spirit Finance                                                1,738
 78,000   Vornado Realty Trust                                          7,460
                                                                     --------
                                                                       26,582
HEALTH CARE (16.1%)
106,300   Health Care Property  Investors                               2,915
 84,700   Health Care REIT                                              2,948(E)
 61,800   Nationwide Health Properties                                  1,330
 95,700   OMEGA Healthcare Investors                                    1,224
301,200   Ventas, Inc.                                                  9,840
                                                                     --------
                                                                       18,257
INDUSTRIAL (4.1%)
 42,800   EastGroup Properties                                          1,912
 69,000   First Industrial Realty Trust                                 2,707
                                                                     --------
                                                                        4,619
LODGING (1.2%)
 32,000   Hospitality Properties Trust                               $  1,379

OFFICE (23.0%)
114,990   Brandywine Realty Trust                                       3,255
 92,000   Equity Office Properties Trust                                2,972
 77,400   Glenborough Realty Trust                                      1,622
 69,800   Highwoods Properties                                          2,202
 34,800   HRPT Properties Trust                                           382
 86,700   Kilroy Realty                                                 6,183
 89,900   Mack-Cali Realty                                              4,065
 30,400   Maguire Properties                                            1,032
107,600   Reckson Associates Realty                                     4,377
                                                                     --------
                                                                       26,090
OFFICE--INDUSTRIAL (4.3%)
 18,800   Bedford Property Investors                                      507
 25,700   Duke Realty                                                     910
 76,300   Liberty Property Trust                                        3,410
                                                                     --------
                                                                        4,827
REGIONAL MALLS (8.2%)
 30,000   CBL & Associates Properties                                   1,200
195,600   Glimcher Realty Trust                                         5,046
 67,400   Mills Corp.                                                   2,151
 21,100   Pennsylvania REIT                                               856
                                                                     --------
                                                                        9,253
SELF STORAGE (1.0%)
 23,100   Sovran Self Storage                                           1,135

TOTAL COMMON STOCKS
   (COST $79,082)                                                     127,755
                                                                     --------
PREFERRED STOCKS (21.9%)
APARTMENTS (1.3%)
 31,800   Apartment Investment & Management, Ser. R                       811
 27,000   Apartment Investment & Management, Ser. T                       679
                                                                     --------
                                                                        1,490
COMMERCIAL SERVICES (0.5%)
 20,000   Newcastle Investment, Ser. B                                    524

COMMUNITY CENTERS (1.4%)
 10,000   Developers Diversified Realty, Ser. I                           252
 13,100   Ramco-Gershenson Properties Trust, Ser. B                       335
 17,000   Saul Centers, Ser. A                                            449
 21,000   Tanger Factory Outlet Centers, Ser. C                           512
                                                                     --------
                                                                        1,548

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

SCHEDLE OF INVESTMENTS Real Estate Income Fund Inc. cont'd

                                                                   MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)

DIVERSIFIED (1.4%)
  5,800   Colonial Properties Trust, Ser. E                         $    147
 45,200   Crescent Real Estate Equities, Ser. A                          962
 19,500   Crescent Real Estate Equities, Ser. B                          495(OO)
                                                                    --------
                                                                       1,604
HEALTH CARE (2.2%)
 56,000   LTC Properties, Ser. E                                       2,457

LODGING (5.9%)
 66,300   Boykin Lodging, Ser. A                                       1,698
 23,300   Eagle Hospitality Properties Trust, Ser. A                     574
 18,000   Equity Inns, Ser. B                                            463
 20,400   Felcor Lodging Trust, Ser. A                                   502
 14,600   Hersha Hospitality Trust, Ser. A                               364
 34,000   LaSalle Hotel Properties, Ser. A                               871
 13,000   LaSalle Hotel Properties, Ser. D                               311
 21,000   LaSalle Hotel Properties, Ser. E                               525
 20,000   Strategic Hotel & Resorts, Ser. B                              497
 37,200   Strategic Hotels & Resorts, Ser. C                             931*
                                                                    --------
                                                                       6,736
OFFICE--INDUSTRIAL (2.7%)
 50,000   Bedford Property Investors, Ser. A                           2,431(n)
 15,000   Digital Realty Trust, Ser. A                                   380
 10,900   Digital Realty Trust, Ser. B                                   267
                                                                    --------
                                                                       3,078
REGIONAL MALLS (6.5%)
 32,000   Glimcher Realty Trust, Ser. F                                  813
 13,500   Glimcher Realty Trust, Ser. G                                  338
100,000   Mills Corp., Ser. B                                          2,400
 11,400   Mills Corp., Ser. C                                            272
 25,000   Mills Corp., Ser. G                                            584(E)
 50,200   Pennsylvania REIT, Ser. A                                    2,779
  7,200   Taubman Centers, Ser. G                                        184
                                                                    --------
                                                                       7,370
TOTAL PREFERRED STOCKS
(COST $23,695)                                                        24,807
                                                                    --------
SHORT-TERM INVESTMENTS (5.1%)
3,557,821 Neuberger Berman Securities Lending Quality Fund,
   LLC                                                                $3,558++
2,221,712 Neuberger Berman Prime Money Fund                            2,222@
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,780)                                                          5,780#
                                                                    --------
TOTAL INVESTMENTS (139.8%)
(COST $108,557)                                                      158,342##
Liabilities, less cash, receivables
   and other assets [(2.7%)]                                          (3,075)
Liquidation Value of Auction
   Preferred Shares (37.1%)                                          (42,000)
                                                                    --------
TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)         $113,267
                                                                    --------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2006, the cost of investments for U.S. federal income tax purposes was $108,557,000. Gross unrealized appreciation of investments was $50,359,000 and gross unrealized depreciation of investments was $574,000, resulting in net unrealized appreciation of $49,785,000, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $2,431,000 or 2.1% of net assets applicable to common shareholders.

(oo) All or a portion of this security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

(E) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES



NEUBERGER BERMAN                                                             REAL ESTATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                     INCOME FUND

ASSETS
   INVESTMENTS IN SECURITIES,AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE
      OF INVESTMENTS:
-----------------------------------------------------------------------------------------
   Unaffiliated issuers                                                         $152,562
-----------------------------------------------------------------------------------------
   Affiliated issuers                                                              5,780
=========================================================================================
                                                                                 158,342
   Dividends and interest receivable                                                 494
   Receivable for insurance reimbursement (Note F)                                 1,050
-----------------------------------------------------------------------------------------
   Interest rate swaps,at market value (Note A)                                    1,024
   Receivable from investment manager--net (Notes A & B)                              32
-----------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                                   4
   Prepaid expenses and other assets                                                  24
=========================================================================================
TOTAL ASSETS                                                                     160,970
=========================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                            3,558
   Distributions payable--preferred shares                                            22
-----------------------------------------------------------------------------------------
   Distributions payable--common shares                                               58
   Payable for securities purchased                                                1,337
-----------------------------------------------------------------------------------------
   Payable to administrator (Note B)                                                  32
   Accrued tender offer and related fees (Note F)                                    607
-----------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                        1
   Accrued expenses and other payables                                                88
=========================================================================================
TOTAL LIABILITIES                                                                  5,703
=========================================================================================
AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
   2,000 shares authorized; 1,680 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)                 42,000
=========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                           $113,267
=========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                               $ 55,280
   Distributions in excess of net investment income                               (3,734)
-----------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                         10,934
   Net unrealized appreciation (depreciation) in value of investments             50,787
=========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                           $113,267
=========================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,998,000 SHARES AUTHORIZED)        4,157
=========================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                    $  27.25
=========================================================================================
+SECURITIES ON LOAN,AT MARKET VALUE                                             $  3,480
=========================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                         $102,777
   Affiliated issuers                                                              5,780
=========================================================================================
TOTAL COST OF INVESTMENTS                                                       $108,557
=========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                     REAL ESTATE
(000'S OMITTED)                                                      INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                  $  2,640
Income from securities loaned (affiliated issuers $18) (Note E)              19
--------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note E)                       27
================================================================================
Total income                                                              2,686
================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                     452
Administration fee (Note B)                                                 188
--------------------------------------------------------------------------------
Tender offer and related fees (Note F)                                    1,439
Auction agent fees (Note B)                                                  53
--------------------------------------------------------------------------------
Audit fees                                                                   20
Basic maintenance expense (Note B)                                           12
--------------------------------------------------------------------------------
Custodian fees (Note B)                                                      41
Insurance expense                                                             4
--------------------------------------------------------------------------------
Legal fees                                                                   27
Shareholder reports                                                          32
--------------------------------------------------------------------------------
Stock exchange listing fees                                                  13
Stock transfer agent fees                                                    19
--------------------------------------------------------------------------------
Miscellaneous                                                                 7
================================================================================
Total expenses                                                            2,307
Investment management and administration fees waived (Notes A & B)         (640)
Expenses reduced by custodian fee expense offset and
   commission recapture arrangements (Note B)                                (3)
================================================================================
Net expenses prior to reimbursement of insurance proceeds                 1,664
================================================================================
Reimbursement from insurance proceeds (Note F)                             (903)
================================================================================
Net expenses                                                                761
================================================================================
Net investment income (loss)                                              1,925
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                10,849
   -----------------------------------------------------------------------------
   Interest rate swap contracts                                              85
   -----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                     3,061
   -----------------------------------------------------------------------------
   Interest rate swap contracts                                             210
   =============================================================================
Net gain (loss) on investments                                           14,205
================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   Net investment income                                                   (894)
   =============================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS                              $ 15,236
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                           REAL ESTATE INCOME FUND
                                                                          -------------------------
NEUBERGER BERMAN                                                           Six Months          Year
                                                                                Ended         Ended
                                                                            April 30,   October 31,
                                                                                 2006          2005
(000'S OMITTED)                                                           (Unaudited)

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                               $  1,925      $  1,509
Net realized gain (loss) on investments                                      10,934         6,995
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           3,271         7,239
==================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                          (894)         (317)
Net realized gain on investments                                                 --          (920)
--------------------------------------------------------------------------------------------------
Tax return of capital                                                            --            (5)
==================================================================================================
Total distributions to preferred shareholders                                  (894)       (1,242)
==================================================================================================
Net increase (decrease) in net assets applicable to common
   shareholders resulting from operations                                    15,236        14,501
==================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                        (4,690)       (1,884)
Net realized gain on investments                                                 --        (5,459)
--------------------------------------------------------------------------------------------------
Tax return of capital                                                            --           (32)
==================================================================================================
Total distributions to common shareholders                                   (4,690)       (7,375)
==================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS      10,546         7,126
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                         102,721        95,595
==================================================================================================
End of period                                                              $113,267      $102,721
==================================================================================================
Distributions in excess of net investment income at end of period          $ (3,734)     $    (75)
==================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year end. These reclassifications had no effect on net income, net assets applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows:

                            DISTRIBUTIONS PAID FROM:

    ORDINARY INCOME       LONG -TERM CAPITAL GAIN   TAX RETURN OF CAPITAL            TOTAL
   2005         2004         2005         2004          2005      2004         2005         2004

$2,200,849   $4,029,483   $6,379,404   $2,795,848     $37,144   $77,542     $8,617,397   $6,902,873

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                  UNDISTRIBUTED     UNREALIZED          LOSS
UNDISTRIBUTED       LONG-TERM      APPRECIATION    CARRYFORWARDS
ORDINARY INCOME          GAIN     (DEPRECIATION)   AND DEFERRALS      TOTAL
$--                    $--          $47,511,675         $--        $47,511,675

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2006, the Fund estimated these amounts for the period January 1, 2006 through April 30, 2006 within the financial statements since the 2006 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2005, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     On March 30, 2006, the Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on May 31, 2006 and June 30, 2006, to shareholders of record on May 15, 2006 and June 15, 2006, respectively, with ex-dates of May 11, 2006 and June 13, 2006, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the six months ended April 30, 2006, distribution rates ranged from 3.61% to 4.75%. The Fund declared distributions to preferred shareholders for the period May 1, 2006 to May 31, 2006 of $168,350.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders. At April 30, 2006, the Fund had outstanding interest rate swap contracts as follows:

                                                            RATE TYPE
                                                   --------------------------
                                                   FIXED-RATE   VARIABLE-RATE      ACCRUED
SWAP                                                PAYMENTS       PAYMENTS     NET INTEREST     UNREALIZED
COUNTER            NOTIONAL       TERMINATION        MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION       TOTAL
PARTY               AMOUNT            DATE          THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE

Citibank, N.A.   $13,000,000   February 12, 2008     3.396%         4.860%       $   10,045      $  407,535     $  417,580
Citibank, N.A.    13,000,000   February 12, 2010     3.923%         4.860%            6,429         599,887        606,316
                                                                                 ----------      ----------     ----------
                                                                                 $   16,474      $1,007,422     $1,023,896

(1)  30 day LIBOR (London Interbank Offered Rate)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2006, management fees waived under this Arrangement amounted to $527 and are reflected in the Statement of Operations under the caption "Investment management and administration fees waived." For the six months ended April 30, 2006, income earned under this Arrangement amounted to $27,471 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

      YEAR ENDED       % OF AVERAGE
     OCTOBER 31,   DAILY MANAGED ASSETS
     -----------   --------------------
     2006 - 2007           0.40
         2008              0.32
         2009              0.24
         2010              0.16
         2011              0.08

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     In connection with the unsolicited tender offer described in Note F below, Management has voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice.

     For the six months ended April 30, 2006, such waived fees amounted to $639,722.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $2,450.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $688.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2006, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $16,452,944 and $18,585,072, respectively.

     During the six months ended April 30, 2006, brokerage commissions on securities transactions amounted to $37,363, of which Lehman Brothers Inc. received $6,137, and other brokers received $31,226.

     NOTE D--CAPITAL:

     At April 30, 2006, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

     COMMON SHARES      COMMON SHARES
      OUTSTANDING    OWNED BY NEUBERGER

       4,157,117           146,516

     There were no transactions in common shares for the six months ended April 30, 2006 and for the year ended October 31, 2005.

NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                INCOME FROM
                          BALANCE OF                         BALANCE OF                         INVESTMENTS
                         SHARES HELD       GROSS          GROSS SHARES HELD        VALUE       IN AFFILIATED
                         OCTOBER 31,     PURCHASES      SALES AND   APRIL 30,    APRIL 30,   ISSUERS INCLUDED
NAME OF ISSUER               2005      AND ADDITIONS   REDUCTIONS      2006        2006       IN TOTAL INCOME

Neuberger Berman
   Securities Lending
   Quality Fund, LLC**     411,200       12,127,451     8,980,830   3,557,821   $3,557,821        $17,741
Neuberger Berman
   Prime Money Fund
   Trust Class***          701,525       17,500,352    15,980,165   2,221,712    2,221,712         27,471
                                                                                ----------        -------
TOTAL                                                                           $5,779,533        $45,212
                                                                                ----------        -------

*    Affiliated issuers, as defined in the 1940 Act.

** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

NOTE F--LITIGATION:

In September 2004, two trusts advised by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase up to 50% of the Fund's issued and outstanding common shares at a price of $19.89 net per share. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender offer, a rights agreement and certain other legal actions.

On October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common shares, at a price of $20.00 net per share, in order to provide liquidity to those common shareholders who were determined to sell their shares so they would not need to tender into the Trusts' hostile tender offer.

The Board recommended, however, that common shareholders not tender their shares into either the Fund's self-tender offer or the Trusts' tender offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new common shares to Neuberger in a private placement at the Fund's then current net asset value ("NAV") of $21.50 per share, for an aggregate investment of approximately $3,000,000. The per share price Neuberger paid represented a premium of approximately 12% over the per share market price of the Fund's common shares at that date. The Fund's self-tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self-tender offer, on November 4, 2004, the Fund accepted 561,401.374 common shares, representing approximately 11.9% of its total outstanding common shares, at an aggregate redemption amount of $11,228,020. Because the Fund repurchased these common shares at below NAV, the self-tender offer had a positive impact on NAV in the amount of $1,493,328.

On September 23, 2004, the Board also adopted a rights agreement under which all common shareholders of record as of October 7, 2004 received rights to purchase common shares. These rights would have become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons (collectively, an "Acquiring Person") had acquired beneficial ownership above a certain threshold of common shares; the Acquiring Person would not have been able to exercise all its rights. The rights expired on January 21, 2005, in accordance with Section 18(d) of the 1940 Act, which provides that any rights or warrants issued by a registered investment company must expire no later than 120 days after issuance. On January 18, 2005, May 13, 2005, September 11, 2005, December 21, 2005 and April 12, 2006, the Board adopted new rights agreements under which all shareholders of record received rights to purchase common shares. The currently outstanding rights will expire on August 10, 2006.

In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts, their trustees (Badlands Trust Company, Larry Dunlap and Susan Ciciora), and Stewart R. Horejsi alleging that the Trusts' tender offer materials were false and misleading and that Stewart R. Horejsi, Larry Dunlap and Susan Ciciora are "control persons" of the Trusts under the federal securities laws, and therefore liable for any violation of those laws by the Trusts. The Trusts and Badlands Trust Company, as trustee, have filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for tortious interference with their prospective business. While the court in October 2004 upheld the validity of the rights agreement adopted on September 23, 2004, litigation continues on other aspects of the case. On March 30, 2005, the Trusts and Badlands Trust Company, as trustee, supplemented their counterclaims with a counterclaim that the rights agreement adopted by the Board on January 18, 2005 violated federal securities laws. On May 24, 2005, one of the Trusts dropped out of the tender offer, while the other extended its offer and slightly increased the number of shares it is offering to buy to account for the absence of the other Trust. The remaining Trust has extended its tender offer several times, most recently to August 15, 2006; the offering price remains $19.89 per share.

In late 2004 and early 2005, the Fund filed motions to compel defendants to produce documents and other information that the Fund requested in discovery, but that the defendants refused to produce. These motions were referred to a magistrate judge by the Court. On June 24, 2005, the magistrate judge ruled on the Fund's motions to compel and required defendants to produce documents and other information. In the ruling, the magistrate judge stated that the defendants' actions had delayed the Fund's discovery, unnecessarily slowed and complicated the resolution of the case and caused the Fund to incur unnecessary costs. The magistrate judge also stated an intention, upon application by the Fund, and subject to defendants' right to a hearing, to require defendants and their counsel to pay the reasonable expenses, including attorneys' fees, incurred by the Fund in connection with the filing and litigation of the motions to compel. In accordance with the June 24, 2005 ruling, the Fund filed an application to recover expenses. The defendants appealed the June 24, 2005 ruling and opposed the Fund's application to recover expenses. On December 23, 2005, the magistrate judge awarded the Fund $154,655, jointly and severally against defendants and their lead counsel. This ruling was also appealed and on March 20, 2006, the Court affirmed both the June 24, 2005 ruling and the December 23, 2005 ruling.

In Spring 2005, the Fund filed a motion to strike the defendants' expert reports and the defendants filed a motion to strike portions of one of the Fund's expert reports. On March 17, 2006, the Court ruled that it would not strike any of the expert reports but that it would give each expert report appropriate weight. In November 2005, the Fund filed a motion for summary judgment with the Court. In December 2005, defendants opposed the Fund's motion for summary judgment and filed their own motion for summary judgment. The briefing of both summary judgment motions was completed in January 2006 and the Court heard oral argument regarding these motions on April 28, 2006. Both motions are still pending.

In October 2004, the Fund and its Directors were named in a lawsuit filed by Full Value Partners, L.P. ("Full Value") that repeated certain factual allegations made by the Trusts and Badlands Trust Company, as trustee, and alleged that a) certain of the Fund's defensive measures violated the federal securities laws and the Board's adoption of these measures violated the Board's fiduciary duties and b) the Board's failure to take certain other defensive actions also violated its fiduciary duties. The Court dismissed Full Value's claims and gave Full Value until May 6, 2005 to amend its complaint. On May 6, 2005, Full Value amended its complaint, adding a claim that the rights agreement adopted on January 18, 2005 violated the federal securities laws.

The Fund and the Board believe that the defensive actions taken were lawful and proper, and they are defending the respective cases vigorously. Several of the issues in each case are matters of first impression. Accordingly, it is unclear how the Court may rule.

For the period ended April 30, 2006, the tender offer and related fees recorded in the Statement of Operations were $1,439,022. In an effort to offset these costs, Management has agreed voluntarily to waive all fees under the Management and Administration Agreements described in Note B for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice. In addition, in April 2005, the Fund's directors agreed to forego their directors' fees for an indefinite period. Neither is subject to recoupment. The Fund is also negotiating certain expense reductions with other service providers. The Fund also has filed a claim under its insurance policy for reimbursement of certain litigation expenses. As of April 30, 2006, the Fund has received $3,118,351 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Fund is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. In addition, as mentioned above, the Court awarded the Fund $154,655 on its fee application.

NOTE G--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


                                                                                                                         PERIOD FROM
                                                                      SIX MONTHS ENDED                             NOVEMBER 29,2002^
                                                                             APRIL 30,   YEAR ENDED OCTOBER 31,       TO OCTOBER 31,
                                                                      ----------------   ----------------------    -----------------
                                                                                  2006       2005       2004               2003
                                                                           (UNAUDITED)

COMMON SHARE NET ASSET VALUE,BEGINNING OF PERIOD                            $ 24.71       $ 23.00    $ 18.40           $  14.33
                                                                            -------       -------    -------           --------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)(cc)                                                .46           .36        .87('b')           .87
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)               3.42          3.42       4.90('b')          4.60
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
FROM:
   NET INVESTMENT INCOME(cc)                                                   (.21)         (.08)      (.07)              (.05)
   NET CAPITAL GAINS(cc)                                                         --          (.22)      (.05)              (.00)
   TAX RETURN OF CAPITAL(cc)                                                     --          (.00)      (.00)              (.01)
                                                                            -------       -------    -------           --------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                               (.21)         (.30)      (.12)           (.06)
                                                                            -------       -------    -------           --------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS             3.67          3.48       5.65               5.41
                                                                            -------       -------    -------           --------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                      (1.13)         (.45)      (.76)              (.84)
   NET CAPITAL GAINS                                                             --         (1.31)      (.61)              (.15)
   TAX RETURN OF CAPITAL                                                         --          (.01)      (.01)              (.16)
                                                                            -------       -------    -------           --------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                    (1.13)        (1.77)     (1.38)             (1.15)
                                                                            -------       -------    -------           --------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                                        --            --       (.00)              (.03)
ISSUANCE OF PREFERRED SHARES                                                     --            --       (.00)              (.16)
                                                                            -------       -------    -------           --------
TOTAL CAPITAL CHARGES                                                            --            --       (.00)              (.19)
                                                                            -------       -------    -------           --------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES                                --            --        .33                 --
                                                                            -------       -------    -------           --------
COMMON SHARE NET ASSET VALUE,END OF PERIOD                                  $ 27.25       $ 24.71    $ 23.00           $  18.40
                                                                            -------       -------    -------           --------
COMMON SHARE MARKET VALUE,END OF PERIOD                                     $ 23.65       $ 21.36    $ 20.01           $  17.29
                                                                            -------       -------    -------           --------
TOTAL RETURN,COMMON SHARE NET ASSET VALUE+                                   +15.65%**     +18.68%    +34.44%            +38.13%**
TOTAL RETURN,COMMON SHARE MARKET VALUE+                                      +16.11%**     +16.17%    +24.54%            +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,END OF PERIOD (IN              $ 113.3       $ 102.7    $  95.6           $   84.3
MILLIONS)
PREFERRED SHARES,AT LIQUIDATION VALUE ($25,000 PER SHARE
LIQUIDATION PREFERENCE) (IN MILLIONS)                                       $  42.0       $  42.0    $  42.0           $   42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                        1.41%*        3.02%      1.85%('b')         1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                                       1.40%*        3.01%      1.85%('b')         1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
   SHARE DISTRIBUTIONS
TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        3.53%*        1.52%      4.23%('b')         6.00%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                           1.64%*        1.25%       .61%               .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   SHARE DISTRIBUTIONS
TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        1.89%*         .27%      3.62%('b')         5.56%*
PORTFOLIO TURNOVER RATE                                                          11%**          8%         5%                14%**
ASSET COVERAGE PER PREFERRED SHARE,END OF PERIOD@                           $92,434       $86,156    $81,907           $ 75,165

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management and administration fees.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of, depending on the period, all or a portion of the management and/or administration fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

     Six Months Ended   Year Ended October 31,
            April 30,
                 2006   2005   2004    2003(1)

                2.58%   4.22%  2.50%   2.36%

(1)  Period from November 29, 2002 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

+++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

('b') Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
                                                                                              2004

     Net Investment Income                                                                 $ .14
     Net Gains or Losses in Securities (both realized and unrealized)                      $(.14)
     Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders        (.67%)
     Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders          (.67%)
     Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to
     Average
        Net Assets Applicable to Common Shareholders                                         .67%
     Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to
     Average
        Net Assets Applicable to Common Shareholders                                         .67%

(cc) Calculated based on the average number of shares outstanding during each fiscal period.

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The

Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ADDITION OF ASSOCIATE PORTFOLIO MANAGER

In January 2006, Steve S. Shigekawa was made an Associate Portfolio Manager for the Fund. He is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. He was an analyst for the Fund from 2002 to 2005. He held associate analyst positions at two other investment firms from 2000 to 2002.

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

NEUBERGER | BERMAN

A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SHAREHOLDER SERVICES
877.461.1899

WWW.NB.COM

[GRAPHIC] D0122 06/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for the Fund is disclosed in the Registrant's semi-annual report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant in the report it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)    A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)    Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date:  July 10, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date:  July 10, 2006



By: /s/ John M. McGovern
    -----------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date:  July 10, 2006